UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 22, 2013

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-31403	52-2297449

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-01405	51-0084283

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC. AND DELMARVA POWER & LIGHT COMPANY. INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF. NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 8.01	Other Events.

At a meeting held on October 22, 2013, the Delaware Public Service Commission (the DPSC) approved a proposed settlement agreement (the Settlement Agreement) with respect to an application filed by Delmarva Power & Light Company (DPL), a wholly owned subsidiary of Pepco Holdings, Inc. (PHI), to increase DPL’s natural gas distribution base rates. The Settlement Agreement provides for an annual increase in DPL’s natural gas distribution base rates by $6.8 million, effective for service on and after November 1, 2013. The Settlement Agreement provides that no understanding was reached at this time with respect to the appropriate return on equity (ROE) for DPL; however, for reporting purposes and for calculating certain costs and other accounting metrics, the rate that should be used is 9.75%. During February 2013, DPL, with the approval of the DPSC, placed an aggregate of $2.5 million in requested rate increases into effect, subject to refund and pending the DPSC’s final order with respect to the application. In July 2013, DPL, with the approval of the DPSC, placed into effect additional requested rate increases of approximately $8 million, subject to refund and pending the DPSC’s final order with respect to the application. DPL will submit a rate refund plan to the DPSC by December 1, 2013 to provide a credit or refund to any customer whose rates were increased on July 7, 2013 in the amount that exceeded the increase approved by DPSC.

The Settlement Agreement approved by the DPSC also provides for a phase-in of the recovery of the deferred costs associated with DPL’s deployment of the interface management unit (IMU) which allows for the remote reading of the gas meter portion of its advanced metering infrastructure (AMI) through base rates over a two-year period, assuming specific milestones are met and pursuant to the following schedule: 50% of the IMU portion of DPL’s AMI will be put into rates on May 1, 2014, and the remainder will be put into rates on March 1, 2015. DPL has also agreed that its next natural gas distribution base rate application may be filed with the DPSC no earlier than January 1, 2015.

When the DPSC releases its order approving the Settlement Agreement, PHI and DPL intend to make the DPSC order available on PHI’s website (http://www.pepcoholdings.com) as soon as reasonably practicable after it has been made publicly available by the DPSC. Investors may access a copy of the Settlement Agreement and (when available) the related order of the DPSC (among other documents and information) through the “Regulatory Filings” hyperlink on this website. Information on PHI’s website should not be considered a part of or incorporated by reference into this Current Report on Form 8-K, and references to PHI’s website herein are intended to be made through inactive hyperlinks.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K with respect to PHI (including its subsidiaries) and DPL (each, a Reporting Company), are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs, estimates and current expectations of one or more Reporting Companies and such subsidiaries. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue,” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Companies’ and such subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements.

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The forward-looking statements contained herein are qualified in their entirety by reference to the following important factors, which are difficult to predict, contain uncertainties, are beyond each Reporting Company’s or such subsidiaries’ control and may cause actual results to differ materially from those contained in forward-looking statements:

  Changes in governmental policies and regulatory actions affecting the energy industry or one or more of the Reporting Companies specifically, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities and the recovery of purchased power expenses;
  The outcome of pending and future rate cases and other regulatory proceedings, including (i) challenges to the base ROE and the application of the formula rate process for transmission services provided by DPL; (ii) challenges raised in DPL’s Federal Energy Regulatory Commission (FERC) proceeding seeking, among other things, recovery of all prudently incurred Mid-Atlantic Power Pathway abandoned costs and the full ROE previously approved by FERC with respect to such costs; and (iii) other possible disallowances of recovery of costs and expenses;
  The expenditures necessary to comply with regulatory requirements, including regulatory orders, and to implement reliability enhancement, emergency response and customer service improvement programs;
  Possible fines, penalties or other sanctions assessed by regulatory authorities against a Reporting Company or any of PHI’s subsidiaries;
  The impact of adverse publicity and media exposure which could render a Reporting Company or any of such subsidiaries vulnerable to negative customer perception and could lead to increased regulatory oversight or other sanctions;
  Weather conditions affecting usage and emergency restoration costs;
  Population growth rates and changes in demographic patterns;
  Changes in customer energy demand due to conservation measures and the use of more energy-efficient products;
  General economic conditions, including the impact of an economic downturn or recession on energy usage;
  Changes in and compliance with environmental and safety laws and policies;
  Changes in tax rates or policies;
  Changes in rates of inflation;
  Changes in accounting standards or practices;
  Unanticipated changes in operating expenses and capital expenditures;
  Rules and regulations imposed by, and decisions of, federal and/or state regulatory commissions, PJM Interconnection, LLC, the North American Electric Reliability Corporation and other applicable electric reliability organizations;
  Legal and administrative proceedings (whether civil or criminal) and settlements that affect a Reporting Company’s or any of such subsidiaries’ business and profitability;
  Pace of entry into new markets;
  Interest rate fluctuations and the impact of credit and capital market conditions on the ability to obtain funding on favorable terms; and
  Effects of geopolitical and other events, including the threat of domestic terrorism or cyber attacks.

These forward-looking statements are also qualified by, and should be read together with, the risk factors and other statements in PHI’s and DPL’s Annual Report on Form 10-K for the year ended December 31, 2012, and in PHI’s and DPL’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, each as filed with the Securities and Exchange Commission (SEC), and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in this Current Report on Form 8-K.

Any forward-looking statements speak only as to the date this Current Report on Form 8-K was filed with the SEC and neither PHI nor DPL undertakes any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for PHI or DPL to predict all such factors. Furthermore, it may not be possible for PHI or DPL to assess the impact of any such factor on a Reporting Company’s or any of PHI’s subsidiaries’ business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC. DELMARVA POWER & LIGHT COMPANY
(Registrants)

Date:	October 22, 2013	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Senior Vice President and Chief Financial Officer

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